                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ONEIDA LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                     ONEIDA
                         ONEIDA LTD., ONEIDA, NY 13421

WILLIAM D. MATTHEWS
 Chairman of the Board
 Chief Executive Officer

                                                                  April 24, 1998

To Our Stockholders:

  You are cordially invited to attend Oneida Ltd.'s 117th Annual Meeting on May 27, 1998.

  Details regarding time and place as well as the matters which will be considered at the meeting are described in the accompanying Notice and Proxy Statement.

  We hope that you can attend. However, whether or not you plan to attend, please sign and date the enclosed proxy card and return it promptly in the postpaid envelope we have provided. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.

                                          Sincerely,

                                          /s/ William D. Matthews

                                  ONEIDA LTD.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 27, 1998

                               ----------------

Notice is Hereby Given that the Annual Meeting of Stockholders of ONEIDA LTD. will be held in the Big Hall of the Mansion House at Kenwood in the City of Oneida, New York, on May 27, 1998 at 2 p.m. for the following purposes:

  (a) to elect three directors for a three-year term and one director for a one-year term and until their respective successors shall be elected and qualify;

  (b) to consider and vote upon a proposal to approve the 1998 Stock Option
      Plan;

  (c) to consider and vote upon a proposal to approve the 1998 Non-Employee Directors Stock Option Plan;

  (d) to consider and approve a proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock;

  (e) to consider and vote upon a proposal to approve the appointment of Coopers & Lybrand as independent auditors for the fiscal year ending January 30, 1999; and

  (f) to transact such other business as may properly come before the meeting or any adjournment of it.

  Only holders of Common Stock of record at the close of business on April 17, 1998 are entitled to notice of or to vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ CATHERINE H. SUTTMEIER

                                           CATHERINE H. SUTTMEIER
                                                                   Secretary

Oneida, New York
April 24, 1998

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE SO YOUR STOCK CAN BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PROXY STATEMENT.

                                   ONEIDA LTD.
                             ONEIDA, NEW YORK 13421

                               ----------------

                                PROXY STATEMENT

  The solicitation of the enclosed proxy is made by the Board of Directors of Oneida Ltd. (the "Corporation"), which will bear the cost of the solicitation. Regular employees of the Corporation may solicit proxies personally or by telephone. Expenses, including out-of-pocket expenses and charges which may be incurred or made by nominees or custodians solicited in obtaining authorization from their principals to execute proxies, will be borne by the Corporation. The Corporation has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies from banks, brokers and nominees for an estimated fee of $6,500.

  Proxies and proxy soliciting material were first mailed to stockholders on or about April 24, 1998.

  Only holders of Common Stock of the Corporation of record as of the close of business April 17, 1998 are entitled to vote at the Annual Meeting. As of that date, there were outstanding 16,866,693 shares of Common Stock. Each share is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for a quorum at the Annual Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table lists the only stockholders known to the Corporation to be beneficial owners of more than five percent of the Corporation's Common Stock as of December 31, 1997.

                                                                 PERCENTAGE OF
                                                                TOTAL NUMBER OF
                   NAME AND ADDRESS                 NUMBER OF     OUTSTANDING
                 OF BENEFICIAL OWNERS              SHARES OWNED     SHARES
                 --------------------              ------------ ---------------
     Chase Manhattan Bank, N.A....................  2,836,690         17%
     Trustee for the Benefit of the Oneida Ltd.
     Employee Stock Ownership Plan
     P.O. Box 1412
     Rochester, NY 14603(1)
     Sanford C. Bernstein & Co., Inc. ............  1,271,979        7.6%
     One State Street Plaza
     New York, NY 1004(2)

--------
(1) On June 8, 1987, the Corporation established an Employee Stock Ownership Plan for the benefit of its Oneida Ltd. employees. The individual employee participants have sole voting power for the shares. The Corporation is the named fiduciary and administrator of the plan, and a committee appointed by the Board of Directors has sole dispositive power with regard to the shares, except that the individual employee participants have dispositive powers with regard to the shares in the event of a tender offer or any other offer or option to buy or exchange a significant number of shares in the trust. Chase Manhattan Bank, N.A., as trustee for the plan, has no discretionary power over the shares.

(2) The Corporation has received copies of a Schedule 13G filed with the Securities and Exchange Commission by Sanford C. Bernstein & Co., Inc. reporting beneficial ownership. The stockholder is described in the Schedule as an "Investment Advisor/Broker Dealer."

                       ACTION TO BE TAKEN UNDER THE PROXY

  Unless the giver of the proxy directs otherwise, the shares represented by the accompanying proxy will be voted (a) for the election of three directors for a three-year term and one director for a one-year term; (b) for the proposal to approve the 1998 Stock Option Plan; (c) for the proposal to approve the 1998 Non-Employee Directors Stock Option Plan; (d) for the proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock; and (e) for the proposal to approve the appointment of Coopers & Lybrand as independent auditors. In each case where the giver of a proxy has directed that the proxy be voted otherwise, it will be voted according to the direction given. As to any other business which properly comes before the meeting or any adjournment of it, the persons acting under the proxy intend to vote according to their judgment. Management is not aware of any such other matters of business.

                              REVOCATION OF PROXY

  Anyone who gives a proxy may still vote in person. The giver may revoke the proxy at any time before it has been exercised. In this event, written notice of revocation should be filed with the Secretary of the Corporation.

                     SIGNATURES ON PROXIES IN CERTAIN CASES

  If stock is registered in the name of two or more trustees or other persons, the proxy should be signed by each of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or administrator, whose title should follow the signature. If a stockholder is a corporation, the enclosed proxy should be signed by an executive officer, whose title should be indicated.

                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

  The Corporation's Board of Directors is divided into two classes of four directors and one class of three directors serving staggered three-year terms. At the 1998 Annual Meeting, stockholders are being asked to elect one director for a one-year term expiring at the 1999 Annual Meeting and three directors for a three-year term expiring at the 2001 Annual Meeting. An affirmative vote of the majority of shareholders present in person or by proxy is necessary for the election of these directors.

  One nominee, William F. Allyn, is a member of the present Board of Directors and was elected to a three-year term in 1995. David E. Harden and Walter A. Stewart, who were also elected to three-year terms in 1995, are retiring at the end of their present terms. Gregory M. Harden and Catherine H. Suttmeier have been nominated to fill these positions. Mr. Harden is President and Chief Executive Officer of the Harden Furniture Co., Inc. Ms. Suttmeier is Vice President, Secretary and General Counsel of the Corporation.

  Glenn B. Kelsey, who was a member of the class of directors whose term expires in 1999, resigned as of January. J. Peter Fobare is nominated to fill the remainder of that term. Mr. Fobare is Senior Vice President and General Manager of the Corporation's Consumer Retail Division.

  Each nominee has consented to being named in this Proxy Statement and to serve if elected. The Management has no reason to believe that any of the nominees will be unable or unwilling to serve. Should any nominee named in the table become unable or unwilling to accept nomination or election as a director, the persons acting under the proxy intend to vote for the election in his or her stead of such other person as the Management may recommend.

              NOMINEES FOR A THREE-YEAR TERM EXPIRING MAY 30, 2001

WILLIAM F. ALLYN (b) (c)..................... President, Welch Allyn, Inc.
Director since 1989, Age 62
Mr. Allyn has held the above position for more than the past five years. Mr. Allyn is a director of Niagara Mohawk Power Corporation and First Empire State Corp.
GREGORY HARDEN............................... President and
Age 41                                        Chief Executive Officer,
                                              Harden Furniture Co., Inc.
Mr. Harden has held the above position since 1994. He has been employed by Harden
Furniture since 1981. Mr. Harden is a director of Daniel Green Co., Inc.
CATHERINE H. SUTTMEIER....................... Vice President, Secretary and
Age 41                                        General Counsel
Ms. Suttmeier has held the above position for more than the past five years.

               NOMINEE FOR A ONE-YEAR TERM EXPIRING MAY 26, 1999

J. Peter Fobare............................... Senior Vice President and
Age 48                                         General Manager, Oneida
                                               Consumer Retail Division
Mr. Fobare has held the above position for more than the past five years.

         DIRECTORS CONTINUING IN OFFICE WHOSE TERM EXPIRES MAY 31, 2000

GEORGIA S. DERRICO (b) (c)................. Chairman of the Board and
Director since 1982, Age 53                 Chief Executive Officer,
                                            Southern Financial Bancorp,
                                            Inc.
Ms. Derrico has held the above position for more than the past five years.
WILLIAM D. MATTHEWS (a) (c)................ Chairman of the Board and
Director since 1973, Age 63                 Chief Executive Officer
Mr. Matthews has held the above position for more than the past five years. Mr.
Matthews is a director of Conmed Corporation.
R. QUINTUS ANDERSON (b) (c)................ Chairman of the Board,
Director since 1994, Age 67                 Aarque Capital Corporation
Mr. Anderson has held the above position for more than the past five years. He is a director of Cold Metal Products, Inc. and Northwestern Mutual Life Insurance
Company. (4)
PETER J. KALLET (a)........................ President and
Director since 1996, Age 51                 Chief Operating Officer
Mr. Kallet was elected to the above position in 1996. He previously served as
Senior Vice President and General Manager of the Oneida Foodservice Division.

         DIRECTORS CONTINUING IN OFFICE WHOSE TERM EXPIRES MAY 26, 1999

WHITNEY D. PIDOT (d).................... Managing Partner, Shearman &
Director since 1996, Age 54              Sterling Attorneys, New York
Mr. Pidot has been a partner with Shearman & Sterling for more than the past five years. Shearman & Sterling has served as counsel to the Corporation for more than the past five years.
RAYMOND T. SCHULER (b) (c).............. Former Vice Chairman,
Director since 1988, Age 68              President and Chief Executive
                                         Officer, The Business Council
                                         of
                                         New York State, Inc.
Mr. Schuler served as the founding President and the Chief Executive Officer of the Business Council of New York State since its inception in 1980 and prior to that was the President and Chief Executive Officer of Associated
Industries of New York State. He also served under Governors Rockefeller,
Wilson and Carey as the Commissioner of the New York State Department of
Transportation. Mr. Schuler is a director of Consolidated Rail Corporation.
WILLIAM M. TUCK (b) (c)................. President, Crouse-Hinds
Director since 1996, Age 62              Division of Cooper
                                         Industries, Inc.
Mr. Tuck has held the above position for more than the past five years.

--------
(a) Member of Executive Committee; (b) Member of Audit Committee; (c) Member of Management Development and Executive Compensation Committee (Mr. Matthews is a non-voting ex officio member); (d) of counsel to the Audit Committee and Management Development and Executive Compensation Committee.

                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table lists the Corporation's Common Stock beneficially owned by the management of the Corporation as of March 13, 1998:

                                                              NUMBER OF
      NAME OF BENEFICIAL OWNER                               SHARES OWNED
      ------------------------                               ------------
      William F. Allyn                                           2,250
      R. Quintus Anderson                                       63,708
      Georgia S. Derrico                                        12,398
      J. Peter Fobare                                           35,888(1)
      Gregory Harden                                            38,544
      Peter J. Kallet                                           41,006(1)
      Glenn B. Kelsey                                           45,475(1)
      William D. Matthews                                      180,221(1)(2)
      Whitney D. Pidot                                           1,500
      Raymond T. Schuler                                         4,321
      Catherine H. Suttmeier                                    11,472(1)
      Edward W. Thoma                                           42,556(1)
      William M. Tuck                                              300
      Nominees for director and directors and officers as a    555,574(1)
       group

Mr. Matthews individually owns more than 1% of the Corporation's Common Stock. The nominees and directors and officers as a group own 3.3%(1)
--------
(1) Includes shares which as of March 13, 1998 could be acquired within 60 days upon the exercise of options in the following amounts: J. Peter Fobare - 23,172; Peter J. Kallet - 22,121; Glenn B. Kelsey - 3,900; William D. Matthews - 4,596; Catherine H. Suttmeier - 4,913; E. Thoma - 29,909; and other officers - 37,700.
(2) Mr. Matthews also owns 390 shares of Oneida Ltd. 6% Preferred Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

  During the past fiscal year, the Board of Directors held nine meetings. All directors attended more than seventy-five percent of the total number of meetings of the Board of Directors and of the standing committees on which they served. Certain members designated in the Election of Directors section attended the following standing committee meetings:

  Audit Committee. During the past fiscal year, the Committee met three times. None of the members of the Committee is an officer or an employee of the Corporation. The Committee reviews and makes recommendations to the Board of Directors with respect to the independent accountants' management letter and reviews the accounting systems and controls of the Corporation on a continuing basis.

  Management Development and Executive Compensation Committee. During the past fiscal year, the Committee met on three occasions. None of the members of the Committee is an officer or an employee of the Corporation except Mr. Matthews who is a non-voting ex officio member of the Committee. The Committee reviews and establishes the salaries of the officers who are compensated at an annual basic rate of $100,000 or more. The Committee also makes recommendations to the Board of Directors with respect to the organization, management and personnel of the Corporation and has responsibility for administering the Corporation's stock option plans, restricted stock awards and incentive compensation plans.

  The Corporation does not have a standing Nominating Committee.

DIRECTORS' COMPENSATION

  Directors who are not employees of the Corporation receive $14,000 on an annual basis for serving as directors of the Corporation. They also receive $1,250 per Board meeting, $750 each for the first two Committee Meetings held on the day of regular Board Meetings, $400 for the third Committee meeting held on the day of regular Meetings and $750 for Special Committee Meetings not held on the day of regular Board Meetings. Committee Chairpersons receive an additional $50 per Committee Meeting.

  The Board of Directors has unanimously approved the 1998 Non Employee Directors Stock Option Plan and recommends that shareholders approve the plan. It is further described at pages 17-20.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table shows for the past three fiscal years the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued, to the Corporation's Chief Executive Officer and each of the Corporation's four other most highly compensated executive officers.

                                                                             LONG TERM COMPENSATION
                                                                          -----------------------------
                                       ANNUAL COMPENSATION                  AWARDS        PAYOUTS
                        ------------------------------------------------- ---------- ------------------
                                                                          RESTRICTED
  NAME AND PRINCIPAL                    CASH       STOCK     OTHER ANNUAL   STOCK    OPTIONS    LTIP       ALL OTHER
       POSITION         YEAR  SALARY  INCENTIVE INCENTIVE/1/ COMPENSATION AWARDS/2/     #    PAYOUTS/3/ COMPENSATION/4/
  ------------------    ---- -------- --------- ------------ ------------ ---------- ------- ---------- ---------------
William D. Matthews     1997 $278,720 $210,595    $164,580        $0       $89,015    5,000      $0         $5,668
 Chairman & CEO         1996  268,893  105,420      91,523         0        40,360        0       0          5,218
                        1995  260,850  138,370      92,025         0        46,124        0       0          3,930
Peter J. Kallet         1997  240,000  258,270      65,937         0        89,015   15,000       0          5,908
 Pres. & COO            1996  203,333  153,020           0         0        40,360        0       0          4,712
                        1995  164,842   64,353           0         0             0        0       0          3,926
Glenn B. Kelsey         1997  192,400   99,390           0         0             0   10,500       0          4,333
 Executive Vice         1996  185,617   83,010           0         0             0        0       0          3,456
 President and          1995  157,500   77,223           0         0             0        0       0          3,052
 Chief Financial Offi-
  cer(/5/)
Peter J. Fobare         1997  169,600   82,825           0         0             0    9,000       0          5,267
 Senior Vice President  1996  160,000   69,175           0         0             0        0       0          4,232
 and General Manager    1995  151,410   60,824           0         0             0        0       0          3,891
 Consumer Retail Divi-
  sion
Edward W. Thoma         1997  133,592   66,260           0         0             0    7,500       0          4,653
 Senior Vice President, 1996  129,229   55,340           0         0             0        0       0          3,206
 Finance                1995  127,349   30,685           0         0             0        0       0          3,422

--------
(1) Mr. Matthews was awarded 6,240 shares of stock for 1997, 4,914 shares for 1996 and 6,135 shares for 1995 and Mr. Kallet was awarded 2,500 shares for 1997, pursuant to the incentive plan based on three-year performance of the Corporation's Common Stock, as described below on pages 11-12; shares are valued at the market price on the date of allocation.

(2) Mssrs. Matthews and Kallet each were awarded 3,375 shares of Common Stock for 1997 and 2,167 shares for 1996; Mr. Matthews was awarded 2,993 shares for 1995, based on the Corporation's performance, pursuant to the incentive plan for the chief executive and chief operating officers, which is described below at pages 9-10.

(3) LTIP: Long-term Incentive Payments.

(4) This category included (i) allocation of shares to the Employee Stock Ownership Plan as follows: for 1997, W. Matthews - 203; P. Kallet - 212; G. Kelsey - 153; P. Fobare - 188; and E. Thoma - 165; for 1996, W. Mathews - 228; P. Kallet - 238; G. Kelsey - 171; P. Fobare - 213; and E. Thoma - 187; and for 1995, W. Mathews - 258; P. Kallet - 273; G Kelsey - 194; P. Fobare
    - 242; and E. Thoma - 210; shares are valued at the market price on the dates of allocations; and (ii) the Corporation's matching contributions to the executives' 401K savings plans: the Corporation's contributions for Messrs. Mathews, Kallet, Kelsey, Fobare and Thoma for 1997 and 1996 were $250 and for 1995 they were $125.

(5) Mr. Kelsey resigned as an officer and director of the Corporation as of January 16, 1998.

STOCK OPTIONS

  The following table contains information concerning the grant of stock options under the Corporation's 1987 Stock Option Plan to the five most highly compensated executive officers as of the end of the past fiscal year.

                       OPTION GRANTS IN PAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
      -------------------------------------------------------------------------------------------
                                                                            POTENTIAL REALIZABLE
                                        % OF TOTAL                            VALUE AT ASSUMED
                                         OPTIONS                               ANNUAL RATES OF
                                        GRANTED TO    EXERCISE                   STOCK PRICE
                               OPTIONS EMPLOYEES IN   OR BASE    EXPIRATION   APPRECIATION FOR
      NAME                     GRANTED FISCAL YEAR  PRICE (S/SH)    DATE         OPTION TERM
      ----                     ------- ------------ ------------ ---------- ---------------------
                                                                              5%($)      10%($)
                                                                            ---------- ----------
      W. Matthews............. 15,000      8.3         $12.42       2007       117,200    296,900
      P. Kallet............... 15,000      8.3          12.42       2007       117,200    296,900
      G. Kelsey............... 10,500      5.8          12.42       2007        82,000    207,800
      P. Fobare...............  9,000      5.0          12.42       2007        70,300    178,100
      E. Thoma................  7,500      4.2          12.42       2007        58,600    148,500

NOTE: The 1987 Stock Option Plan provides for grants of common stock options to executive officers and key employees of the Corporation and its subsidiaries. The exercise price for shares granted is the market value of the shares on the date of the grant. The exercise price may be paid by cash; from time to time payment has been allowed in other forms, including by exchange of common stock of the Corporation previously held by the executive. The vesting schedule as well as the term during which an option may be exercised are established at time of the grant.

  The following table sets forth information with respect to the named executives concerning the exercise of options during the past fiscal year and unexercised options held at the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                                   VALUE OF
                                                    NUMBER OF     UNEXERCISED
                                                   UNEXERCISED   IN-THE-MONEY
                                                   OPTIONS AT     OPTIONS AT
                                                    FY-END(#)      FY-END($)
                                                  ------------- ---------------
                            SHARES
                          ACQUIRED ON    VALUE    EXERCISABLE/   EXERCISABLE/
      NAME                EXERCISE(#) REALIZED($) UNEXERCISABLE  UNEXERCISABLE
      ----                ----------- ----------- ------------- ---------------
      W. Matthews........   14,642     $130,022    1,596/24,005 $14,492/263,561
      P. Kallet..........    9,914       67,273   18,885/20,100 176,825/230,358
      G. Kelsey..........   25,060      263,445    2,100/16,500  19,068/182,190
      P. Fobare..........    4,578       55,517   21,372/14,100 196,884/155,838
      E. Thoma...........    6,130       79,838   28,409/11,447 265,362/131,760

PENSION PLAN TABLE

  The following table shows estimated annual retirement benefits payable at age 65 under the Corporation's qualified defined benefit plan.

      FINAL AVERAGE
     ANNUAL EARNINGS                         10 YEARS 20 YEARS 30 YEARS 40 YEARS
     ---------------                         -------- -------- -------- --------
     $100,000............................... $ 8,876  $17,752  $ 26,629 $ 35,505
      120,000...............................  10,776   21,552    32,328   43,104
      150,000...............................  13,626   27,252    40,878   54,504
      200,000...............................  18,375   36,751    55,126   73,502
      300,000...............................  27,876   55,752    83,628  111,504
      400,000...............................  37,376   74,752   112,129  149,505
      500,000...............................  46,875   93,751   140,626  187,502

  Compensation covered by the plan includes base salary and cash incentives reported in the Summary Compensation Table. The normal retirement benefit at age 65 is based on years of service and the average annual compensation during the three highest paid consecutive calendar years of the ten years of employment preceding retirement. Years of service for the purpose of determining benefits for the named executives are W. Matthews--28 years, P. Kallet--30 years, G. Kelsey--17 years, P. Fobare--25 years, E. Thoma--19 years.

  These named executives also participate in the Oneida Ltd. Employee Stock Ownership Plan, a defined contribution plan. Allocations for the past fiscal year are reported in the Summary Compensation Table.

  Benefits are limited to the extent required by provisions of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.

  In addition to the retirement benefits described above, the Corporation maintains a Supplemental Retirement Plan for senior officers. To date, only Mr. Matthews has been designated to participate. The Supplemental Plan guarantees an annual retirement allowance upon retirement at age 65 equalling 50% of the participant's average annual final compensation (as defined), with declining percentages down to 40% at age 55. These benefits are offset by the participating officer's other retirement benefits.

CHANGE IN CONTROL AGREEMENTS

  The Corporation has entered into an agreement with Mr. Matthews dated October 1, 1982 which will become effective for a limited period if there is a Change in Control of the Corporation (as defined below). In such event, certain additional benefits are payable (see below) if the officer is terminated after a Change in Control (i) by the Corporation or its successor, other than for cause or retirement, or (ii) by the officer if he determines that he has suffered a material diminution in his position or that he is unable to carry out the responsibilities of the position he held immediately prior to the Change in Control.

  The agreements, in general, provide that in the event of a Change in Control, the officer will be entitled to continuation of salary, bonus or incentive compensation and participation in benefit plans at the same rate which applied to him in the fiscal year in which the Change in Control occurred. In the event the officer is terminated, for certain reasons described above, following a Change in Control, he will receive monthly payments equal to the highest monthly rate of base salary paid to him during his term of employment with the Corporation plus any applicable bonus or incentive compensation due him as determined using the same basis and formula as in the fiscal year prior to a Change in Control in which a bonus was paid. In addition to these payments, the officer shall be entitled to participate and be included in any pension or retirement plan, stock option plan, employee welfare benefit plan or executive benefit plan in existence on the date of the Change in Control. The agreements will terminate five years after the date of any Change in Control.

  The agreements define a Change in Control as a change in control of a nature that would be required to be reported or disclosed by the Corporation in response to the requirements of the rules and regulations of the Securities and Exchange Commission as in effect on September 1, 1982; provided that such a Change in Control will have occurred if and when (i) any person becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) there is a change in the composition of the Board of Directors during any consecutive twenty-four month period beginning after September 1, 1982, such that the directors for whom the officer shall have voted cease to constitute a majority of the Board.

  The Corporation has entered into agreement with other executive officers as follows: with Messrs. Kelsey, Thoma and one other executive officer dated, July 26, 1989; with one other executive officer dated March 29, 1995; with Mr. Kallet and one other executive officer dated February 28, 1996 and with J. Peter Fobare on February 28, 1998. The agreements, in general, provide that in the event the officer's employment is terminated as a result of a Change in Control, the officer will be entitled to a severance payment equal to 2.99 times his average annual compensation (as defined), health insurance for three years following termination and a supplemental pension benefit.

  These agreements define a "Change in Control" as an event where (A) any "person," such as term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (A), (C) or (D) of this Section) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; (C) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 20% of the combined voting power of the Corporation's then outstanding securities; or (D) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

  In 1989 the Board of Directors also approved an Employee Security Plan which provides severance benefits for all eligible employees of the Corporation who lose their jobs in the event of a Change in Control. Employees are eligible for these benefits if they have one year or more of service. Executive officers who are parties to the agreements described above are not eligible for the Employee Security Plan benefits.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

  Decisions on compensation of the Corporation's executives generally are made by the Management Development and Executive Compensation Committee of the Board of Directors ("Compensation Committee"). This committee consists of six of the seven non-employee directors of the corporation. Mr. Pidot serves the committee in the capacity of counsel. Mr. Matthews, as Chairman of the Board and Chief Executive Officer, sits on the committee as well, but as a non-voting, ex officio member.

  This Compensation Committee report provides the policies and philosophy underlying decisions regarding executive compensation for 1997 and how they affected Mr. Matthews, in particular, and in general Messrs. Kallet, Kelsey, Fobare and Thoma--the four executive officers other than Mr. Matthews who for 1997 were the Corporation's most highly paid executives.

ONEIDA'S EXECUTIVE COMPENSATION POLICIES

  Oneida's executive compensation programs are designed to retain and reward executives who are capable of leading the Corporation to achieve its business objectives in an industrial and market environment characterized by growth, complexity, competition and change.

  Increasingly, compensation is provided in the form of cash or stock-based incentive plans intended to integrate pay with the Corporation's annual and long-term performance goals, recognizing both individual initiative and achievements as well as contributions toward overall divisional and corporate performance.

  Executive officers other than the named senior executives are eligible for selection as participants in the corporation's executive incentive plans. Moreover, all employees of the Corporation's Oneida Silversmiths Division participate in an annual profit sharing plan based on the performance of their business unit. However, these employees typically receive a larger percentage of their compensation in salary than do senior executives.

  As a result of the emphasis on tying executive compensation to business performance, compensation may fluctuate from year to year. Historically, in successful years, a substantial portion of senior executives' total compensation was earned through incentives. In less profitable years, no incentive compensation is paid.

  Annual compensation for Oneida's senior management consists of three elements:

    1.Salary -- In general, salaries are influenced by compensation paid executives of corporations with similar revenues and scopes of operation. Within that framework, individual salaries reflect personal contribution and performance as well as experience and years of service. In evaluating an executive's personal contribution and performance, the Corporation considers the individual's contribution to the overall performance of the Corporation or division; effectiveness in budget management; performance in assigned special projects; and managerial ability.

    2.Annual Cash Incentive -- These annual incentive payments are tied directly to corporate or business unit performance:

      a.Corporate -- For senior executives with corporate responsibilities, their incentive measurements for 1997 were Return on Equity and Income before Taxes. These two factors reflect the Corporation's relative emphasis on return and growth;

      b.Other -- For senior executives whose responsibilities are limited to a division or subsidiary, incentives are based on their business unit's operating income and cash flow.

    3.Stock Awards and Options -- The Corporation believes its senior executives should have a greater equity interest in the Corporation as a way of aligning their interests with those of shareholders. Long-term incentive programs have been designed with this interest in mind:

      a.Stock option grants -- These provide an incentive that focuses executives' attention on managing the Corporation from the perspective of an owner with an equity stake in the business.

    Because the option price is the fair market value of a share at the time of the grant, stock options are tied to the future performance of stock and will provide value to the recipient only when the price of stock rises above the option grant price;

      b.Restricted stock awards -- The Corporation's plan is intended to promote the growth and profitability of the Corporation by providing long-term equity rewards to key employees who are expected to have a significant impact on the performance of the Corporation. These awards provide a long-term focus since, in general, the stock is restricted from being sold, transferred or assigned and is forfeitable until it vests.

THE CHIEF EXECUTIVE'S 1997 COMPENSATION

  SEC regulations require the Compensation Committee to discuss its basis for decisions affecting Mr. Matthews' 1997 compensation in relation to the Corporation's performance during the past fiscal year.

  The Compensation Committee's general approach in setting Mr. Matthews' annual compensation seeks to reflect compensation levels of other companies with similar revenues and scopes of operation, but to provide a large percentage of his target compensation based on objective long-term performance criteria. This provides an incentive to work toward clearly defined long-term goals while providing stability by giving Mr. Matthews some certainty in the level of his compensation through the non-performance based elements.

  In 1993, the Compensation Committee took steps to bring the chief executive's salary, as well as that of the chief operating officer, more in line with their peers in other companies through the adoption of two performance-based incentive programs--one based on the long-term performance of the Corporation's stock and the other based on corporate performance during the previous year.

  In the stock performance-based plan, payouts are determined by the average annual growth in earnings per share of the Corporation's Common Stock over the prior three-year period. In years when the performance goals are met, the CEO and COO may elect to receive their award in cash or stock or a combination of both. A stock selection is encouraged by setting the election price at 80 percent of the average Common Stock prices on the last day of each of the preceding four fiscal quarters.

  Mr. Matthews' 1997 incentive under this plan was based on achieving 154 percent of the plan's performance goals.

  The remainder of Mr. Matthews' performance-based compensation for 1997 derived from the plan for the chief executive officer and the chief operating officer which provides for annual cash incentives as well as restricted stock awards based on corporate performance during the preceding fiscal year. The features of this plan are:

    1.Payouts are based on a formula of 50 percent Return on Equity and 50 percent Income before Taxes, reflecting the Corporation's present relative emphasis on return and growth;

    2.The plan incorporates base or platform performance objectives which must be met before any payments are made. These performance objectives are set for a two-year period. They are based on goals for good performance, rather than levels which happen to be attainable in a given year;

    3.In years when performance goals are met, in addition to their cash incentive, the CEO and COO will be considered for restricted stock awards. The value of the stock award will be one-third of the profit sharing payout, with the number of shares determined by market price.

  Mr. Matthews' cash and stock incentives under this plan were based on achieving 173 percent of the plan's target amount.

  In 1997, the chief executive's salary reflects an increase of less than 4 percent in comparison with the preceding year. The chief executive's overall compensation for 1997, however, reflects the awards provided in his performance-based incentives. As such, it is directly related to the performance of continuing operations of the Corporation during the past fiscal year, in which historically high performance levels were achieved.

  Mr. Matthews, with other Corporation executives, participates in the stock option program discussed above.

  During the past fiscal year, Mr. Matthews exercised stock options granted him in 1987, 1990, 1991, 1993 and 1994. The options had an exercise price equal to the market price of the Corporation's stock on the date the options were granted and vested on the basis of Mr. Matthews' continued employment with the Corporation. Thus, the amount realized by Mr. Matthews upon exercise of the options resulted directly from appreciation in the Corporation's stock price during the period.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

David E. Harden, Chairman
William F. Allyn
R. Quintus Anderson
Georgia S. Derrico
Raymond T. Schuler
William M. Tuck
William D. Matthews, ex officio

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Matthews, the Corporation's chief executive officer, sits on the Compensation Committee as a non-voting, ex officio member. He does not participate in discussions of matters which directly affect his compensation. Mr. Pidot sits in on the Compensation Committee by invitation as counsel.

                      1993-1998 STOCKHOLDERS' RETURN GRAPH

  The following line graph compares the cumulative total shareholder return of the Corporation's Common Stock with returns for the Russell 2000 Index and a "Housewares Peer Group" for the period covering the Corporation's last five fiscal years. Proxy statement disclosure rules adopted by the Securities and Exchange Commission ("SEC") require such a total shareholder return comparison using both a broad-based stock price index and a line-of-business comparator group. The composite of the Russell 2000 Index meets the broad-based stock price index requirement, which permits market capitalization to be a factor. The median market capitalization of the Russell 2000 Index companies was slightly under $400 million as of the last reconstitution of the index. The Corporation's average start-of-year market capitalization for each year in the five-year performance period was $158 million.

  The "Housewares Peer Group" is comprised of those companies, currently included in the Investors Business Daily "Housewares" stock price index, which had market capitalizations of less than $750 million at the start of each of the fiscal years covered by the graph. These companies are: Decora Industries, Ekco Group, General Housewares, Home Products Intl., Libbey, Lifetime Hoan and Mikasa. The market capitalization maximum had been $500 million for this graph in prior years. It has been raised to reflect general stock price trends. This increase to $750 million had no impact on the composition of the peer group for the purposes of this graph.

  The return values set forth below and plotted on the graph are based on an initial investment of $100 on January 31, 1993, in the Corporation's Common Stock, and each of the two comparator investment groups, with all dividends treated as reinvested, and each component company within an investment group weighted by its start-of-year market capitalization.

                            COMPARISON OF FIVE-YEAR
                     CUMULATIVE TOTAL RETURN AMONG ONEIDA,
                    RUSSELL 2000 AND HOUSEWARES PEER GROUP
                    --------------------------------------


                                ----------------------------------------------
                                1993    1994    1995    1996    1997    1998
------------------------------------------------------------------------------
ONEIDA                          $100.0  $118.5  $117.2  $140.0  $161.8  $391.3
------------------------------------------------------------------------------
RUSSELL 2000                    $100.0  $118.6  $111.5  $144.9  $172.3  $203.5
------------------------------------------------------------------------------
HOUSEWARES PEER GROUP           $100.0   $76.7   $74.1   $70.1   $81.6   $99.7
------------------------------------------------------------------------------


                                  ONEIDA LTD.
                             1998 STOCK OPTION PLAN

RECOMMENDATION

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ONEIDA LTD. 1998 STOCK OPTION PLAN (THE "STOCK OPTION PLAN") AND THE RESERVATION OF 1,000,000 SHARES FOR ISSUANCE UNDER THE STOCK OPTION PLAN AND RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE STOCK OPTION PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

DESCRIPTION OF THE STOCK OPTION PLAN

  At its March 24, 1998 meeting, the Board of Directors unanimously adopted the Stock Option Plan, subject to the approval thereof by the shareholders of the Company at the 1998 Annual Meeting. A copy of the Stock Option Plan is attached to this proxy statement as Exhibit A, and the description of the Stock Option Plan herein is qualified by reference to the text of the attached Stock Option Plan.

  PURPOSES. The purposes of the Stock Option Plan are to attract, retain and motivate officers and other key employees of the Company and its subsidiaries, to compensate them for their contributions to the long-term growth and profits of the Company and to encourage their ownership of Common Stock. The Stock

Option Plan authorizes the issuance of both incentive stock options and nonqualified stock options (the "Stock Options") to such individuals.

  ELIGIBLE EMPLOYEES. The Compensation Committee of the Board of Directors (the "Committee") intends to grant Stock Options under the Stock Option Plan to key employees or officers of the Company or its subsidiaries with the potential to contribute to the future success of the Company or its subsidiaries. Members of the Committee are not eligible to receive awards under the Stock Option Plan.

  SHARES AVAILABLE UNDER THE STOCK OPTION PLAN. An aggregate of 1,000,000 shares of Common Stock will be authorized for issuance under the Stock Option Plan. The number of shares available for issuance under the Stock Option Plan will be proportionately adjusted in the event of certain changes in the Company's capitalization or a similar transaction. Shares issued pursuant to the Stock Option Plan may be authorized but unissued shares, treasury shares or any combination thereof. In addition to the overall share limit, some special limits apply. In accordance with the requirements under the regulations promulgated under Section 162(m) of the Internal Revenue Code (the "Code"), no eligible individual may receive Stock Options with respect to an aggregate of more than 25,000 shares of Common Stock in any one-year period. In accordance with the requirements under Section 422 of the Code pertaining to incentive stock options ("ISOs"), the fair market value of the number of shares of Common Stock that may be issued pursuant to ISO's which are exercisable for the first time by a participant under any Company plan may not exceed, in the aggregate, $100,000 during any calendar year.

  ADMINISTRATION. The Stock Option Plan will be administered by the Committee. The Committee will have full authority to: administer the Stock Option Plan, select participants from among eligible employees, make factual interpretations in connection with the administration or interpretation of the Stock Option Plan, determine the type of Stock Option and the number of shares pursuant to each Stock Option and set forth the terms and conditions of such Stock Options, including those related to vesting, forfeiture, payment and exercisability. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to one or more officers of the Company. The Committee may also determine the effect, if any, that a participant's termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to a Stock Option.

  AWARD DOCUMENT. Each Stock Option will be evidenced by an award document issued by the Company. In addition to the terms defined in the Plan, such documents may contain such other defined terms as the Committee shall prescribe. Such additional terms may vary among award documents.

  STOCK OPTION. An award may consist of either nonqualified stock options ("NSO's") or ISOs within the meaning of Section 422 of the Code. A Stock Option entitles a participant to acquire a specified number of shares of Common Stock. Under the terms of the Stock Option Plan, the per share exercise price of a Stock Option shall be no less than 100% of the fair market value of the Common Stock on the date of grant: provided, however, that ISO's granted to a participant who owns more than ten percent of the Company's voting securities will be priced at 110% of fair market value on the date of grant. The term of a Stock Option will be fixed by the Committee upon grant: provided, however, that the term of an ISO may exceed ten years. The vesting schedules of a Stock Option grant will be determined by the Committee and will be governed by the individual award documents. At the discretion of the Committee, the exercise price of a Stock Option may be paid in cash by withholding shares of Common Stock from the exercise, or in previously owned Common Stock or a combination thereof.

  AMENDMENT OF THE STOCK OPTION PLAN. The Board of Directors or the Committee may amend, modify, suspend or terminate the Stock Option Plan at any time, except that stockholder approval is required to increase the maximum number of shares issuable under the Stock Option Plan or to reduce the exercise price of any outstanding Stock Option. No amendment or termination may adversely affect a participant's rights with respect to previously granted Stock Options without his or her consent.

  EFFECT OF REORGANIZATION. In the event of termination of a participant's employment by the Company without cause, a Change of Control or, in certain cases, by a participant for Good Reason, as such terms may be defined in the applicable award documents, the Committee may provide that all such participant's outstanding Stock Options may become fully exercisable.

  ADJUSTMENTS. In the event any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock spilt, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Committee in its sole discretion) to prevent diminution or enlargement of the rights of participants under the Stock Option Plan with respect to the aggregate number of shares of Common Stock for which Stock Options in respect thereof may be granted under the Stock Option Plan, the number of shares of Common Stock covered by each outstanding Stock Option and the exercise prices in respect thereof and/or (ii) such other adjustment as it deems appropriate.

  TERMINATION OF THE STOCK OPTION PLAN. By its terms, the Stock Option Plan will remain in effect until terminated by the Board. No awards may be granted under the Stock Option Plan after the fifth anniversary of its effective date.

  NEW PLAN BENEFIT. Stock Options to be granted under the Stock Option Plan will be authorized by the Committee in its sole discretion. It is not presently possible to determine the benefits or amounts that will be received by any particular employees or groups in the future. However, it is anticipated that results will be similar to those reported in connection with grants under the 1987 Stock Option Plan.

U.S. FEDERAL INCOME TAX CONSEQUENCES.

  INCENTIVE STOCK OPTIONS. Upon the grant or exercise of an ISO under Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and the Company will not be entitled to any deduction. However, upon the exercise of an ISO, any excess in the fair market value of the Common Stock as of the date of exercise over the option price constitutes a tax preference item which may have alternative minimum tax consequences for a participant. When the participant sells such shares of Common Stock more than one year after the date of transfer of such shares and more than two years after the date of grant of such ISO, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price and no deduction will be allowed to the Company. If the participant does not hold such shares for the required period, when the participant sells such shares, the participant will recognize ordinary compensation income and possibly a capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income. Certain additional rules apply if the exercise price for an ISO is paid in Common Stock previously owned by the participant.

  NONQUALIFIED STOCK OPTION. The grant of NSO will not result in the recognition of taxable income by the participant or in a deduction to the Company. Upon exercise of the NSO, the participant will recognize ordinary compensation income equal to the difference, if any, between the exercise price and the fair market value of the Common Stock purchased, as of the date of the NSO's exercise. The Company is required to withhold tax on the amount of income so recognized and a tax deduction is allowable equal to the amount of such income (subject to the satisfaction of certain conditions in the case of NSO's exercised by participants subject to Section 162(m) of the Code). Gain or loss upon a subsequent sale of the Common Stock received upon the exercise of the NSO would be taxed as a capital gain or loss (long-term or short-term, depending upon the holding period of the Common Stock sold). Certain additional rules apply if the exercise price for a NSO is paid in shares of Common Stock previously owned by the participant.

                                  ONEIDA LTD.
                          1998 NON-EMPLOYEE DIRECTORS
                               STOCK OPTION PLAN

RECOMMENDATION

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ONEIDA LTD. 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN (THE "DIRECTORS PLAN") AND THE RESERVATION OF 100,000 SHARES FOR ISSUANCE UNDER THE DIRECTORS PLAN AND RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE DIRECTORS PLAN AND THE RESERVATION OF SHARES OF ISSUANCE THEREUNDER.

DESCRIPTION OF THE PLAN

  At its March 25, 1998 meeting, the Board of Directors unanimously adopted the Directors Plan, subject to the approval thereof by the shareholders of the Company at the Annual Meeting. A copy of the Directors Plan is attached to this proxy statement as Exhibit B, and the description of the Directors Plan herein is qualified by reference to the text of the attached Directors Plan.

  PURPOSES. The purpose of the Directors Plan is to help the Company attract, retain and compensate as directors highly qualified persons who are not employees of the Company or its subsidiaries and to secure for the Company the inherent benefit of increased stock ownership by such directors. Only directors who are not employees of the Company or any of its subsidiaries may participate in the Directors Plan.

  SHARES AVAILABLE UNDER THE DIRECTORS PLAN. A total of 100,000 shares of Common Stock will be reserved for issuance under the Directors Plan, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. Shares issued pursuant to the Directors Plan may be either authorized but unissued treasury shares or a combination thereof.

  ADMINISTRATION. The Directors Plan will be administered by a committee consisting exclusively of members of the Board of Directors who are not non-employee directors. The committee will have full and final authority to construe and interpret the Directors Plan, adopt such rules and regulations as it deems necessary to carry out the purposes of the Directors Plan and take any other actions necessary or advisable for the administration of the Directors Plan.

  DIRECTOR OPTION GRANTS. The Directors Plan provides for automatic, non-discretionary grants of nonqualified stock options ("Director Options") to non-employee directors. Each non-employee director will receive, on the date of his or her initial appointment to the Board (or reappointment after a period of at least twelve months during which he or she did not serve on the Board), an option to purchase 1,000 shares of Common Stock. At each annual meeting of shareholders commencing with the annual meeting held in 1998, each non-employee director who has served as a member of the board since the preceding annual meeting and is reelected or will continue to serve on the board will receive an additional option to purchase 1,000 shares of Common Stock. All Director Options will have a per share exercise price equal to the fair market value of the shares on the date of grant. Such exercise price may be paid in cash or previously owned Common Stock or a combination thereof.

  Director Options shall automatically vest and become exercisable upon the earlier of (i) twelve months from the date of grant or (ii) the annual meeting of shareholders which is immediately following the annual meeting of the grant of the applicable Director Option. Notwithstanding this vesting schedule, a Director Option will become fully vested and exercisable upon a non-employee director's termination of service due to death, disability, retirement in accordance with the retirement policy for non-employee directors then in effect or a Change of Control.

  All Director Options expire ten years from the date of grant. If a non-employee director's service as a member of the board terminates due to death, disability, retirement or a Change of Control, all Director Options must be exercised within one year following such termination. If a non-employee director's service as a member of the Board terminates for any other reason, such non-employee director must exercise any Director Options that have vested as of the date of such termination within the six month period following such termination and all Director Options that have not vested as of the date of such termination will immediately expire.

  CHANGE OF CONTROL. For purposes of the Directors Plan, a Change of Control shall be deemed to have occurred upon the occurrence of any of the following:

  (i)Any "persons" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Company;

  (ii)Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question with respect to more than 20% of the then outstanding voting securities of the Company;

  (iii)During any period of twenty-four consecutive months, Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

  For these purposes, "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

  (iv)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

  (v)there shall be consummated:

    (a) a reorganization, merger or consolidation of all or substantially all of the assets of the Company (a "Business Combination"), unless, following such Business Combination,

    (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more then 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Common Stock of the Company and outstanding voting securities of the Company, as the case may be.

    (2) no person (excluding any company resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

    (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, provided that the divesture of less than substantially all of the assets of the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change of Control.

  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur pursuant to subparagraph (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by one or more employee benefit plans maintained by the Company.

  AMENDMENT OF THE DIRECTORS PLAN. The Board may amend or terminate the Directors Plan at any time, except that shareholder approval is required to increase the maximum number of shares issuable under the Directors Plan. The consent of a non-employee director is required to the extent that any amendment or termination would adversely affect such non-employee director's right with respect to any previously Director Option granted.

  ADJUSTMENT. In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the Common Stock, the committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the committee in its sole discretion) to prevent diminution or enlargement of the rights of participants under the Directors Plan with respect to the aggregate number of shares of Common Stock for which Director Options in respect thereof may be granted under the Directors Plan, the number of shares of Common Stock covered by each outstanding Director Option and the exercise prices in respect thereof and/or
(ii) such other adjustments as it deems appropriate.

  TERMINATION OF THE DIRECTORS PLAN. By its terms, the Directors Plan will remain in effect until termination by the Board. No awards may be granted under the Directors Plan after the annual meeting of shareholders to be held in 2003.

NEW PLAN BENEFITS.

  It is not possible to determine the benefits or amounts that will be received in the future since no options have been granted.

U.S. FEDERAL INCOME TAX CONSEQUENCES

  DIRECTOR OPTION GRANTS. The grant of a Director Option will not result in the recognition of taxable income by the non-employee director or in a deduction to the Company. Upon exercise, a non-employee director will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased over the exercise price, and tax deduction is allowable to the Company equal to the amount of such income. Gain or loss upon a subsequent sale of any Common Stock received upon the exercise of Director Option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the Common Stock sold). Certain additional rules apply if the exercise price for a Director Option is paid in shares of Common Stock previously owned by the non-employee director.

                         PROPOSAL TO INCREASE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS AUTHORIZE AN AMENDMENT TO ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 24,000,000 SHARES TO 48,000,000 SHARES.

DESCRIPTION

  There are presently 24,000,000 authorized shares of Common Stock of which 16,781,443 shares were issued and outstanding on March 15, 1998. On the same date there were an additional 468,568 treasury shares, 837,359 shares reserved for issuance under the Employee Stock Purchase Plan, and 526,630 reserved for issuance under the 1980 and 1987 Stock Option Plans. The amount of authorized but unissued and unreserved Common Stock as of March 15, 1998 was 4,000,612 shares. Assuming stockholders approve the above proposal, the amount of authorized but unissued and unreserved Common Stock will be 28,000,612.

  While the Board of Directors does not have any specific plans for the issue or sale of any additional shares of Common Stock, other than shares to be issued under the proposals described under the captions "Approval of the 1998 Non-Employee Directors Stock Option Plan" and "Approval of the 1998 Stock Option Plan", the Board believes it only prudent to have a reasonable number of shares available for issue in appropriate circumstances. Assuming the recommendation of the Board of Directors is approved by the stockholders, no further or additional vote of the stockholders of the Corporation will normally be required for the directors to issue Common Stock.

  Stockholders do not have any preemptive rights with respect to such additional shares nor have they any right of appraisal if they dissent from the proposed amendments.

  The vote required to effect the amendments of the Certificate of Incorporation will be the affirmative vote of the holders of the majority of all the Common Stock of the Corporation issued and outstanding. The Board of Directors recommends a vote FOR the proposed amendments to the Certificate of Incorporation.

  The text of the proposed amendment is set forth in Exhibit C to this proxy statement.

                        APPROVAL OF INDEPENDENT AUDITORS

  The Audit Committee of the Board of Directors has recommended the appointment of Coopers & Lybrand as independent certified public accountants. The Board of Directors of the Corporation has appointed Coopers & Lybrand for the purpose of auditing the Corporation's accounts for the fiscal year ending January 30, 1999 and stockholder approval of such appointment is requested.

  The Board of Directors considers such auditors to be well qualified and recommends a vote FOR the proposal to approve the appointment of Coopers & Lybrand. In the event such appointment is not approved by stockholders, the Board of Directors will appoint other auditors at the earliest feasible time.

  Representatives from Coopers & Lybrand will attend the Annual Meeting with the opportunity to make a statement and to answer questions from stockholders.

                             STOCKHOLDER PROPOSALS

  Proposals of Stockholders intended to be presented at the 1999 Annual Meeting must be received by the Corporation no later than December 26, 1998, in order to be included in the 1999 Proxy Statement and Proxy relating to that meeting.

                                 OTHER MATTERS

  Other than the foregoing, the Board of Directors knows of no matters which will be presented at the Annual Meeting for action by stockholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is anticipated that the proxies will be voted according to the best judgment of the persons acting by authorization of the proxies.

  The Annual Report of the Corporation for the fiscal year ended January 31, 1998 including audited financial statements has been mailed to the stockholders.

                                        By Order of the Board of Directors

                                        /s/ Catherine H. Suttmeier

                                          Catherine H. Suttmeier
                                                 Secretary

Oneida, New York
April 24, 1998

                                                                       EXHIBIT A

                                  ONEIDA LTD.

                             1998 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

  The purposes of the Plan are to aid the Company and its Subsidiaries in (a) promoting the long-term success of the Company and increasing stockholder value by providing eligible key employees with incentives to contribute to the long-term growth and profitability of the Company and (b) assisting the Company in attracting, retaining and motivating highly qualified key employees.

2. DEFINITIONS AND RULES OF CONSTRUCTION

  (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

    "Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Option grant. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Committee" means the Management Development and Executive Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan.

    "Common Stock" means the common stock of the Company, par value $1.00 per share, or such other class of share or other securities as may be applicable under Section 9(b).

    "Company" means Oneida Ltd., a New York corporation, or any successor to substantially all of its business.

    "Disability" means a medically determinable physical or mental impairment rendering a Participant unable to engage in substantial gainful activity and which can be expected to result in death or which has lasted or is expected to last for a period of at least six consecutive months. Any dispute as to whether a Participant is Disabled shall be resolved by a physician mutually acceptable to the Participant and the Company, whose decision shall be final and binding upon the Participant and the Company.

    "Effective Date" means October 1, 1997.

    "Eligible Individual" means an individual described in Section 4(a).

    "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price as reported on said composite tape or automated system for the most recent day during which a sale occurred).

    "Incentive Stock Option" means an option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

    "Nonqualified Stock Option" means any Option which is not an Incentive Stock Option.

    "Option" means a stock option granted under Section 6 of the Plan, including an Incentive Stock Option and a Nonqualified Stock Option.

    "Participant" means an Eligible Individual who has been granted an Option under the Plan.

    "Plan" means this Oneida Ltd. 1998 Stock Option Plan as described herein.

    "1987 Plan" means the Oneida Ltd. 1987 Stock Option Plan, as amended.

    "Restoration Option" means an Option that is awarded upon the exercise of an Option earlier awarded under the Plan or any other plan of the Company (an "Underlying Option") for which the exercise price is paid in whole or in part by tendering shares of Common Stock previously owned by the Participant, where such Restoration Option (i) covers a number of shares of Common Stock no greater than the number of previously owned shares tendered in payment of the exercise price of the Underlying Option plus the number of shares withheld to pay taxes arising upon such exercise, (ii) the expiration date of the Restoration Option is no later than the expiration date of the Underlying Option and (iii) the exercise price per share of the Restoration Option is no less than the Fair Market Value per share of Common Stock on the date of exercise of the Underlying Option.

    "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term "Subsidiary" shall be defined in the manner required by
  Section 424(f) of the Code.

  (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3. ADMINISTRATION

  (a) Committee. The Committee shall be responsible for administering the Plan, no member of which shall be eligible to participate in the Plan.

  (b) Powers and Responsibility. The Committee shall have full and final authority, consistent with the provisions of the Plan, to: (i) select the Participants; (ii) determine the number and types of Options to be made under the Plan; (iii) select the Options to be made to Participants; (iv) set the Option price, vesting, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (v) prescribe Award Documents (which need not be identical for each participant);
(vi) make factual determinations in connection with the administration or interpretation of the Plan; (vii) delegate to the Chief Executive Officer of the Company the right to allocate Options among Eligible Individuals who are not executive officers or directors of the Company within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (viii) establish administrative regulations to further the purpose of the Plan; and (ix) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. Any decision of the Committee in the administration of the Plan shall be final and conclusive on all interested parties.

  (c) Delegation of Authority. The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate (i) its authority with regard to Options (including decisions concerning the timing, pricing and amount of Options) granted to Eligible Individuals who are officers or directors for purposes of Section 16(b) of the Exchange Act and (ii) its authority pursuant to Section 16 to amend the Plan.

4. ELIGIBILITY

  (a) Eligible Individuals. Only officers and key employees of the Company or its Subsidiaries (or a division or operating unit thereof) or any individual who has accepted an offer of employment with the Company or its Subsidiaries as an officer or key employee shall be eligible to participate in the Plan and to receive Options under the Plan.

  (b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Option or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Option grant or having been previously designated as a Participant. The Committee may grant more than one Option to a Participant and may designate an Eligible Individual as a Participant for periods that cover overlapping periods of time.

5. STOCK SUBJECT TO THE PROVISIONS OF THE PLAN

  (a) Plan Limit. The Company is authorized to issue up to 1,000,000 shares of Common Stock under the Plan (the "Plan Limit"). Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

  (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Plan Limit and again be available for the grant of Options:

    (i) The number of shares of Common Stock tendered to pay the exercise price of an Option or to satisfy a Participant's tax withholding obligations; and

    (ii) The number of shares withheld from any Option to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of an Option.

Solely for purposes of clauses (i) and (ii) in this Section 5(b), the term "Options" shall include any options granted under the 1987 Plan.

  (c) Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 9(b), the following special limits shall apply to shares of Common Stock available for Option grants under the
Plan:

    (i) The maximum number of shares of Common Stock that may be subject to Options granted to any Eligible Individual in any calendar year shall equal 25,000 shares, plus any shares which were available under this Section 5(c)(i) for Option grants to such Eligible Individual in any prior calendar year but which were not covered by such Option grants.

    (ii) In no event will the number of shares of Common Stock issued in connection with the grant of Incentive Stock Options exceed the Plan Limit, as in effect on the Effective Date.

6. TERMS AND CONDITIONS OF OPTIONS

  (a) General. Option grants may be made in combination with or as alternatives to grants or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity. The terms and conditions of each Option grant shall be set forth in an Award Document in a form approved by the Committee for such Option grant, which shall contain terms and conditions not inconsistent with the Plan. Except in connection with a transaction or event described in Section 9(b), nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Company without stockholder approval.

  (b) Form of Option. The Committee is authorized to grant Options to Eligible Individuals. An Option shall entitle a Participant to purchase a specified number of shares of Common Stock during a specified time at an exercise price that is fixed at the time of grant or for which the method of determining the exercise price is specified at the time of grant, all as the Committee may determine; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). An Option may be an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee and set forth in the applicable Award Document. Payment of the exercise price of an Option shall be made in cash, or, to the extent provided by the Committee at or after the time of grant, in shares of Common Stock already owned by the Participant or in any combination of cash and shares of Common Stock. In addition to the exercise methods described above, a Participant may exercise an Option through a procedure whereby the Participant delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Option to a broker previously designated or approved by the Company, subject to such rules and procedures as the Committee may determine. An Option shall be effective for such term as shall be determined by the Committee and set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option. The Committee may also provide at or after the time of grant that a Participant shall have the right to receive a Restoration Option upon the exercise of an Option or an option granted under another plan of the Company.

  (c) Incentive Stock Options. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the fifth anniversary of the Effective Date.

  (d) Option Exercisable Only by Participant. During the lifetime of a Participant, an Option shall be exercisable only by the Participant. The grant of an Option shall impose no obligation on a Participant to exercise the Option.

  (e) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Option until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9(b).

  (f) Limitation on Exercise. An Option may not be exercised, and no shares of Common Stock may be issued in connection with an Option, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available.

7. VESTING; FORFEITURE; TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL

  The Committee shall specify at or after the time of grant of an Option the vesting, forfeiture and other conditions applicable to the Option and the provisions governing the disposition of an Option in the event of a Participant's termination of employment with the Company or its Subsidiary. In connection with a

Participant's termination of employment, the Committee may vary the vesting, exercisability and settlement provisions of an Option relative to the circumstances resulting in such termination of employment. The Committee shall have the discretion to accelerate the vesting or exercisability of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Option. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an Option, which effect may be specified in the applicable Award Document or determined at a subsequent time.

8. TAX WITHHOLDING

  The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Option to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made pursuant to or in connection with any Option any Federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Option has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Option or by delivering to the Company shares of Common Stock owned by the individual prior to exercising the option, subject to such rules as the Committee may establish from time to time.

9. NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

  (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under
Section 5(a), including the maximum number of shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Options and the number and kind of shares subject to any outstanding Option and the purchase price per share, if any, under any outstanding Option may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Options. Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Options shall be subject to the same vesting schedule and restrictions to which the underlying Option is subject.

10. APPLICATION OF FUNDS

  The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

11. EXCHANGE ACT

  Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

12. NO RIGHT TO EMPLOYMENT

  No person shall have any claim or right to receive grants of Options under the Plan. Neither the Plan, the grant of Options under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any eligible individual any right to be retained in the employ of the Company or any subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any subsidiary or other affiliate thereof to terminate the employment of such eligible individual at any time.

13. OPTIONS TO INDIVIDUALS SUBJECT TO NON-U.S. JURISDICTIONS

  To the extent that Options under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Options granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Option not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States

14. TERM OF THE PLAN

  Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the fifth anniversary of the effective date provided for in Section 15, except with respect to Options then outstanding.

15. EFFECTIVE DATE

  The Plan shall become effective on the Effective Date, subject to subsequent approval thereof by the Company's stockholders at the first annual meeting of stockholders to occur after the Effective Date, and shall remain in effect until it has been terminated pursuant to Section 16. If the Plan is not approved by the stockholders at such annual meeting, the Plan and all interests in the Plan awarded to Participants before the date of such annual meeting shall be void ab initio and of no further force and effect.

16. AMENDMENT AND TERMINATION

  Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no amendment which (i) increases the limits set forth in Section 5(c)(ii) allows for grants of Options at an exercise price less than Fair Market Value at the time of grant or (ii) amends the last sentence of Section 6(a) in a manner that would permit a reduction in the exercise price of Options (or options granted under another plan of the Company), under circumstances other than those stated in such sentence, shall be effective without stockholder approval.

17. GOVERNING LAW

  The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of New York and without giving effect to principles of conflicts of laws.

                                                                       EXHIBIT B

                                   ONEIDA LTD

                 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

  1. PURPOSES

  The purposes of the Plan are to attract, retain and compensate highly qualified individuals who are not employees of the Company for service as members of the Board of Directors of the Company and to provide them with an ownership interest in the Company's Common Stock. The Plan will be beneficial to the Company and its stockholders by allowing Non-Employee Directors to (i) have a personal financial stake in the Company through an ownership interest in the Company's Common Stock and (ii) underscore their common interest with stockholders in increasing the value of the Company's Common Stock over the long term.

  2. DEFINITIONS AND RULES OF CONSTRUCTION

  (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

  "Annual Award" means an award of Options pursuant to Section 5(b) of the Plan.

  "Annual Meeting" means an annual meeting of the Company's stockholders.

  "Board" means the Board of Directors of the Company.

  "Change of Control of the Company" shall be deemed to occur if any of the following circumstances shall occur:

    (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Company;

    (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question with respect to more than 20% of the then outstanding voting securities of the Company;

    (iii) during any period of twenty-four consecutive months, Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For these purposes, "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

    (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

    (v) there shall be consummated:

      (a) a reorganization, merger or consolidation of all or substantially all of the assets of the Company (a "Business Combination"), unless, following such Business Combination,

        (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such

      Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Common Stock of the Company and outstanding voting securities of the Company, as the case may be,

        (2) no person (excluding any company resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and

        (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, provided, that the divestiture of less than substantially all of the assets of the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change of Control.

    Notwithstanding the foregoing, a Change of Control shall not be deemed to occur pursuant to subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by one or more employee benefit plans maintained by the Company.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the committee designated by the Board pursuant to Section 3(c) of the Plan.

  "Common Stock" means the Common Stock of the Company, par value $1.00 per share, or such other class or kind of shares or other securities as may be applicable under Section 12.

  "Company" means Oneida Ltd, a New York corporation, or any successor to substantially all its business.

  "Effective Date" means January 1, 1998.

  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

  "Initial Award" means an award of Options pursuant to Section 5(a) of the Plan.

  "Non-Employee Director" means a member of the Board who is not an employee of the Company or a Subsidiary.

  "Option" means an option to purchase shares of Common Stock awarded to a Non-Employee Director pursuant to the Plan. Options awarded pursuant to this Plan shall be non-statutory stock options

  "Option Shares" means the shares of Common Stock issuable upon exercise of a Option.

  "Permanent Disability" means a medically determinable physical or mental impairment rendering a Non-Employee Director substantially unable to function as a member of the Board for any period of six consecutive months. Any dispute as to whether a Non-Employee Director is Permanently Disabled shall be resolved by a physician mutually acceptable to the Non-Employee Director and the Company, whose decision shall be final and binding upon the Non-Employee Director and the Company.

  "Plan" means the Oneida Ltd 1998 Non-Employee Directors Stock Option Plan as described herein.

  "Retirement" means a Non-Employee Director ceasing to be a member of the Board as a result of retirement from the Board in accordance with the retirement policy then applicable to Board members.

  "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

  "1933 Act" means the Securities Act of 1933, as amended.

  (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

  3. SHARES AVAILABLE; ADMINISTRATION

  (a) Subject to the provisions of Section 10(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 100,000 shares. Either authorized and unissued shares of Common Stock or treasury shares may be delivered upon exercise of Options awarded pursuant to the Plan.

  (b) If Options have been forfeited to the Company as described in Section 6(c) or are terminated unexercised, the Options Shares underlying such Options shall again be available for issuance in connection with future awards under the Plan.

  (c) The Plan will be administered by a committee designated by the Board and composed exclusively of members of the Board who are not Non-Employee Directors (the "Committee"). Subject to the provisions of this Plan, the Committee shall have full and final authority to (i) interpret the Plan; (ii) establish, amend and rescind any rules and regulations relating to the Plan; (iii) prescribe award documentation; (iv) make factual determinations in connection with the administration or interpretation of the Plan; and (v) take any other actions necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted Options under the Plan. The Chairman of the Board of the Company shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

  4. ELIGIBILITY

  Options awarded pursuant to the Plan shall be granted only to active members of the Board who are not, as of the date of any Option grants, employees of the Company or any of its Subsidiaries or affiliates.

  5. OPTION GRANT

  (a) Initial Award. On the date of a Non-Employee Director's initial election or appointment to the Board, such Non-Employee Director (including any Non-Employee Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted an Initial Award consisting of an Option to purchase 1,000 shares of Common Stock. Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of the award and shall be subject to the vesting schedule provided for in Section 6(a) and the other terms and conditions provided for herein.

  (b) Annual Awards. At each Annual Meeting during the term of the Plan, each person who has continuously served as a member of the Board since the immediately preceding Annual Meeting [(or in the case of the Annual Meeting held in 1998, each person who has served as a member of the Board since the Effective Date)], and who is reelected at such Annual Meeting or who will otherwise continue to serve on the Board following such Annual Meeting, will receive an Annual Award consisting of an Option to purchase 1,000 shares of Common Stock (or such lesser number determined by multiplying 1,000 by a fraction, the numerator of which is the number of full or partial months since the immediately preceding Annual Meeting during which such person served on the Board in the capacity of a Non-Employee Director, and the denominator of which is the number of full or partial months since the immediately preceding Annual Meeting). Such Option shall have a per share exercise price equal to the Fair Market Value of the Common Stock on the date of such award and shall be subject to the vesting schedule provided for in Section 6(a) and the other terms and conditions provided for herein.

  6. VESTING

  (a) Vesting. Options awarded pursuant to the Plan shall vest and become exercisable upon the earlier of (i) twelve months from the date of the Option grant or (ii) the Annual Meeting which is immediately following the Annual Meeting of such Option grant.

  (b) Accelerated Vesting. Notwithstanding anything to the contrary in Section 6(a), an Option shall become fully vested and exercisable upon the earlier to occur of (i) a Non-Employee Director ceasing to be a member of the Board as a result of death, Permanent Disability or Retirement, or (ii) a Change of Control of the Company.

  (c) Forfeiture. In the event of a Non-Employee Director's termination of service as a member of the Board for any reason other than death, Permanent Disability, Retirement or a Change of Control of the Company prior to the satisfaction of the vesting period described in Section 6(a), the unvested portion of any Options awarded to the Non-Employee Director shall be forfeited to the Company as of the date of termination of service, and the Non-Employee Director shall have no further rights or interest therein.

  7. TERM OF OPTIONS

  (a) Ten-Year Term. Each Option shall expire ten years from the date of its grant, subject to earlier termination as provided herein.

  (b) Exercise Following Certain Terminations of Service. If a Non-Employee Director's service as a member of the Board terminates for any reason other than death, Permanent Disability, Retirement or a Change of Control of the Company, the Non-Employee Director shall have the right, subject to the terms and conditions hereof, to exercise the Option, to the extent it has vested as of the date of such termination of service, at any time within six months after the date of such termination, subject to the earlier expiration of the Option as provided in Section 7(a). At the end of such six-month period the Option shall expire.

  (c) Exercise Following Termination of Service Due to Death, Permanent Disability, Retirement or a Change of Control of the Company. If a Non-Employee Director's service as a member of the Board terminates by reason of death, Permanent Disability, Retirement or a Change of Control of the Company, all Options awarded to such Non-Employee Director may be exercised by such Non-Employee Director, or by his or her estate, personal representative or beneficiary, as the case may be, at any time within one year after the date of termination of service, subject to the earlier expiration of the Option as provided in Section 7(a). At the end of such one-year period the Option shall expire.

  (d) Exercise Following Termination of Service Subject to Company Policies and Procedures on Insider Trading. Any exercise of an Option pursuant to Section 7(b) or 7(c) following termination of a Non-Employee Director's service as a member of the Board for any reason other than death shall be subject to, and shall be permitted only to the extent such exercise complies with, the policies and procedures of the Company concerning insider trading that were applicable to the Non-Employee Director on the date of such termination of service (as such policies and procedures may be amended by the Company during the period provided in Section 7(b) or 7(c), as the case may be, for exercise of the Option).

  8. TIME AND MANNER OF EXERCISE

  (a) Notice of Exercise. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Options (to the extent vested) by giving written notice of exercise to the Company; provided, however, that no less than 100 Option Shares may be purchased upon any exercise of the Option unless the number of Option Shares purchased at such time is the total number of Option Shares in respect of which an Option is then exercisable, and provided, further, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company receives such written notice or (ii) the date on which the conditions provided in Section 8(b) are satisfied. Notwithstanding any other provision of the Plan or of the notice of award relating to an Option provided for in Section 9, no Option may be exercised, whether in whole or in part, and no Option Shares will be issued by the Company in respect of any such attempted exercise, at any time when such exercise is prohibited by Company policy then in effect concerning transactions by a Non-Employee Director in the Company's securities. In the event that a Non-Employee Director gives written notice of exercise to the Company at a time when such exercise is prohibited by such policy, the Company in its sole discretion may disregard such notice of exercise or may consider such notice to be delivered as of the first date that the Non-Employee Director is permitted to exercise such Option in accordance with such Company policy.

  (b) Payment. Prior to the issuance of a certificate pursuant to Section 8(e) hereof evidencing the Option Shares in respect of which all or a portion of an Option shall have been exercised, a Non-Employee Director shall have paid to the Company the exercise price for all Option Shares purchased pursuant to the exercise of such Option. Payment shall be made on or within twenty business days after the date of exercise, and such Option price shall be paid (i) by personal check, bank draft or postal or express money order (such modes of payment are collectively referred to as "cash") payable to the order of the Company in U.S. dollars, (ii) in whole shares of Common Stock of the Company owned by the Non-Employee Director prior to exercising the Option, or (iii) in a combination of cash and delivery of shares of Common Stock as the Board in its sole discretion may approve. In addition to the exercise methods described above, a Non-Employee Director may exercise an Option through a procedure whereby the Non-Employee Director delivers to the Company an irrevocable notice of exercise in exchange for the Company issuing the shares of Common Stock subject to the Option to a broker previously designated or approved by the Company, subject to the rules and procedures as the Administrator may determine.

  (c) Stockholder Rights. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to Section 8(e), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

  (d) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

  (e) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the Option price for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death, such other person entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such other person), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director (or such other person).

  (f) Tax Withholding. The Company shall have the right, prior to the delivery of any certificates evidencing shares of Common Stock to be issued upon full or partial exercise of an Option, to require a Non-Employee Director to remit to the Company any amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company may permit the Non-Employee Director to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by the Non-Employee Director, pursuant to such rules as the Committee may establish from time to time, by delivering to the Company shares of Common Stock owned by the Non-Employee Director prior to exercising the Option, or by making a payment to the Company consisting of a combination of cash and such shares of Common Stock. Such an election shall be subject to the following:

    (i) the election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election; and

    (ii) the election shall be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable.

The value of any share of Common Stock to be withheld by the Company or delivered to the Company pursuant to this Section 8(f) shall be the Fair Market Value of the Common Stock on the date to be used to determine the amount of tax to be withheld.

  The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with the Option any Federal, state or local taxes required to be withheld with respect to such payments.

  (g) Restrictions on Transfer. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA ("QDRO"). The Option shall be exercisable, during the Non-Employee Director's lifetime, only by the Non-Employee Director or by the person to whom the Option has been transferred pursuant to a QDRO. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a QDRO, shall vest in the assignee or transferee any interest or right in the Option, but immediately upon any attempt to assign or transfer the Option the same shall terminate and be of no force or effect.

  (h) Non-qualified Status of Options. Options awarded under the Plan are not intended to qualify, and shall not be treated, as an "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

  9. NOTICE OF AWARD

  The terms and conditions of each award of Options shall be embodied in a certificate which shall incorporate the Plan by reference. Each certificate shall state the date on which the Options were granted, the number of shares subject to such Option and the per share exercise price therefor.

  10. NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

  (a) Authority of the Company and Stockholders. The existence of the Plan, any award certificates and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (b) Change in Capitalization. Notwithstanding any provision of the Plan or any award certificates, the number and kind of shares authorized for issuance under Section 3(a) may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Options and the number and kind of shares subject to any outstanding Option and the purchase price per share, if any, under any outstanding Option may be equitably adjusted (including by payment of cash to a Non-Employee Director) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Non-Employee Directors granted Options. Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Options shall be subject to the same vesting schedule and restrictions to which the underlying Option is subject.

  11. EFFECTIVE DATE; TERM OF THE PLAN

  Subject to approval by the majority of the shareholders of the Company at the 1998 Annual Meeting, the effective date of the Plan shall be January 1, 1998. If the Plan is not approved by the stockholders at such Annual Meeting, the Plan and all interests in the Plan awarded to Non-Employee Directors before the date of such Annual Meeting shall be void ab initio and of no further force and effect. Unless terminated earlier in accordance with Section 12 below, the Plan shall terminate on the Annual Meeting of shareholders of the Company in 2003. After such date, no further awards of Options may be made hereunder, but previously granted awards shall remain outstanding subject to the terms hereof.

  12. AMENDMENTS; TERMINATION

  The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that in no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of awards be amended more frequently than once every six months, other than to comply with changes in the Code, ERISA or any rules or regulations thereunder. Any amendment to the Plan, which under the requirements of applicable law must be approved by the stockholders of the Company, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law. Any amendment to the Plan that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the written consent of the Non-Employee Director, affect any such person's rights under the provisions of the Plan with respect to awards of Options which were made prior to such action.

  13. NO RIGHT TO REELECTION

  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

  14. GOVERNING LAW

  The Plan and all award documents issued shall be construed in accordance with and governed by the laws of the state of New York.

                                                                       EXHIBIT C

  Proposed Amendment to the Certificate of Incorporation of Oneida Ltd. to increase the Number of Shares of Common Stock.

  The first paragraph of ARTICLE FOURTH will be amended to read as follows:

  FOURTH. The said authorized Capital Stock of the Corporation shall consist of forty-eight million (48,000,000) shares designated as Common Stock, with a par value of $1 per share; ninety-five thousand six-hundred sixty (95,660) shares designated as 6% Cumulative Preferred Stock, with a par value of $25 per share; and one million shares designated as Series Preferred Stock, with a par value of $1 per share. No holder of Common Stock shall have, as a matter of right as such holder, any preemptive right to purchase any shares or other securities of the Corporation.

                   ONEIDA LTD.--ANNUAL MEETING MAY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, a holder of Common Stock of ONEIDA LTD., hereby appoints WILLIAM D. MATTHEWS, WALTER A. STEWART, and DAVID E. HARDEN, as Proxies of the undersigned with full power of substitution and revocation, to vote all shares of the stock of Oneida Ltd. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Oneida Ltd. to be held May 27, 1998, and at any adjournments thereof, hereby revoking any other Proxy heretofore given. A majority of said Proxies or their substitutes as shall be present and acting at the said meeting shall have and may exercise all the powers of said Proxies hereunder. The said Proxies are instructed:




                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

[                                                                              ]


1. ELECTION of the following nominees as directors                     For All
   for the term indicated: W. Allyn, G. Harden and      For  Withheld  Except
   C. Suttmeier for a three-year term expiring          [ ]    [ ]      [ ]
   May 30, 2001 and J. P. Fobare for a one-year
   term expiring May 26, 1999;
                                                        For  Against  Abstain
2. TO VOTE on the proposal to approve the 1998          [ ]    [ ]      [ ]
   Stock Option Plan;
                                                        For  Against  Abstain
3. TO VOTE on the proposal to approve the 1998          [ ]    [ ]      [ ]
   Non-Employee Directors Stock Option Plan;

4. TO VOTE on the proposal to amend the                 For  Against  Abstain
   Certificate of Incorporation to increase             [ ]    [ ]      [ ]
   the number of shares of Common Stock;

5. TO Vote on the proposal to approve the               For  Against  Abstain
   appointment of Coopers & Lybrand as                  [ ]    [ ]      [ ]
   independent auditors;

6. To act in their discretion on such other matters as may properly come before said meeting or any adjournment thereof.



                                        Shares will be voted as specified and
                                        where no specification is made the vote
                                        of the undersigned will be cast FOR the
                                        election of directors and FOR the
                                        proposals outlined in (2), (3), (4) and
                                        (5).

                                        Signature:            Date:
                                                  ------------     ---------

                                        Signature:            Date:
                                                  ------------     ---------

NOTE: The signature should exactly      IMPORTANT: Please sign, date, and return
correspond with the name or names in    this Proxy promptly in the accompanying
which the stock is registered as        envelope.
shown at the left. If jointly owned,
both signatures are required.

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